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                          LEASE AGREEMENT AMENDMENT

                               MITY-LITE, INC.




     THIS LEASE AGREEMENT AMENDMENT (the "Lease Amendment") is made and entered into as of this 31st day of October, 1996 and represents amendments to the LEASE AGREEMENT dated the 31st day of March, 1995, by and between the Walter M. and Orpha M. Lewis Family Trust (the "Landlord") and Mity-Lite, Inc., a Utah corporation (the "Tenant").

     The following amendments, as listed by section to the original lease agreement, are being executed:

     1. PREMISES

        1.1 Description of the Premises. The approximate square feet of the leased premises has been increased from 46,200 to 67,700.

     2. BASIC RENTAL PAYMENTS; DEPOSIT

        2.1 Basic Annual Rent. The Basic Monthly Rental amount is increased from $11,640 to $17,100.


MITY-LITE, INC.                   WALTER M. and ORPHA M. LEWIS FAMILY TRUST


/s/ Bradley T Nielson             /s/ Walter M. Lewis, Trustee
--------------------------        -----------------------------------
Bradley T Nielson                 Walter M. Lewis, Trustee
Chief Financial Officer